UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 15, 2000





                 BANK OF AMERICA, NATIONAL ASSOCIATION (U.S.A.)
                 ----------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
            (ORIGINATOR OF THE NATIONSBANK CREDIT CARD MASTER TRUST)



     UNITED  STATES               33-69572               51-0313900
     --------------               --------               ----------
     (STATE  OR  OTHER          (COMMISSION  FILE     (I.R.S.  EMPLOYER
     JURISDICTION  OF            NUMBER)           IDENTIFICATION  NO.)
     INCORPORATION

                             1825 EAST BUCKEYE ROAD
                             PHOENIX, ARIZONA  85034
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------


       REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE:  (704) 386-4103

     EXHIBIT  INDEX  APPEARS  ON  PAGE  4
ITEM  5.     OTHER  EVENTS
             -------------

          THE REGISTRANT HEREBY INCORPORATES BY REFERENCE THE INFORMATION CONTAINED IN EXHIBIT 99 HERETO IN RESPONSE TO THIS ITEM 5.

ITEM  7.     FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
             -------------------------------------------------------------------

          (C)     EXHIBITS

               99A     MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $500,000,000  CLASS  A  6.0%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1993-2

               99B     MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $31,915,000  CLASS  B  6.25%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1993-2

               99C  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $1,000,000,000  CLASS  A  6.45%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1995-1

               99D  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $51,137,000  CLASS  B  6.625%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1995-1


               99E  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $756,000,000  CLASS  A  5.29375%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1996-1

               99F  MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --
                    NATIONSBANK  CREDIT  CARD  MASTER  TRUST
                    $58,500,000  CLASS  B  5.42375%  ASSET  BACKED
                    CERTIFICATES,  SERIES  1996-1

                                   SIGNATURES

          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                   BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                   -------------------------------------------
(REGISTRANT)


DATED:  AUGUST  15,  2000     BY:      /S/  EMILY  WATSON
        -----------------              ------------------
                              NAME:     EMILY  WATSON
                              TITLE:     VICE  PRESIDENT
                                        (DULY  AUTHORIZED  OFFICER)

                                                  SEQUENTIALLY
EXHIBIT                                                    NUMBERED
NUMBER                    EXHIBIT                             PAGE
------                    -------                             ----


99A          MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --     EXHIBIT  99
          NATIONSBANK  CREDIT  CARD  MASTER  TRUST          A  &  B
          $500,000,000  CLASS  A  6.0%  ASSET  BACKED          5  -  10
          CERTIFICATES,  SERIES  1993-2


99B          MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --     EXHIBIT  99
          NATIONSBANK  CREDIT  CARD  MASTER  TRUST          A  &  B
          $31,915,000  CLASS  B  6.25%  ASSET  BACKED          5  -  10
          CERTIFICATES,  SERIES  1993-2


99C     MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --     EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST     C,  D,  &  E
     $1,000,000,000  CLASS  A  6.45%  ASSET  BACKED     11  -  16
     CERTIFICATES,  SERIES  1995-1


99D     MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --     EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST     C,  D,  &  E
     $51,137,000  CLASS  B  6.625%  ASSET  BACKED     11  -  16
     CERTIFICATES,  SERIES  1995-1


99E     MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --     EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST         F,  G,  &  H
     $756,000,000  CLASS  A  5.29375%  ASSET  BACKED   17  -  23
          CERTIFICATES,  SERIES  1996-1


99F     MONTHLY  CERTIFICATEHOLDER'S  STATEMENT  --     EXHIBIT  99
     NATIONSBANK  CREDIT  CARD  MASTER  TRUST          F,  G,  &  H
     $58,500,000  CLASS  B  5.42375%  ASSET  BACKED    17  -  23
     CERTIFICATES,  SERIES  1996-1

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